UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2024
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Riley Exploration Permian, Inc. ("Riley Permian" or the "Company") held its annual meeting of stockholders on May 10, 2024 (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2024. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

PROPOSAL #1 - ELECTION OF DIRECTORS

All six (6) directors nominees were elected to serve a one-year term until the 2025 Annual Meeting of Stockholders and until their respective successors are elected. The voting results were as follows:

	Number of Shares
	Voted For	Withheld	Broker Non Votes

Brent Arriaga	13,942,551	687,202	—
Rebecca L. Bayless	13,970,420	659,333	—
Beth A. di Santo	14,157,469	472,284	—
Bryan H. Lawrence	14,523,503	106,250	—
E. Wayne Nordberg	14,419,087	210,666	—
Bobby D. Riley	14,511,608	118,145	—

PROPOSAL #2 - RATIFICATION OF AUDITORS

The ratification of the appointment of BDO USA, P.C. as Riley Permian's independent registered public accounting firm for 2024 was approved. The voting results were as follows:

	Number of Shares
	Voted For	Withheld	Abstentions	Broker Non Votes

Ratification of Appointment of BDO USA, P.C. as Riley Permian’s Independent Registered Public Accounting Firm	14,613,736	13,056	2,961	—

PROPOSAL #3 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The advisory approval of the compensation of our Named Executive Officers was approved. The voting results were as follows:

	Number of Shares
	Voted For	Withheld	Abstentions	Broker Non Votes

Advisory Approval of the Compensation of our Named Executive Officers	13,852,274	587,337	190,142	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date: May 13, 2024	By:	/s/ Beth A. di Santo
Beth A. di Santo
General Counsel and Corporate Secretary